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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2003


                      CHASE CREDIT CARD OWNER TRUST Series
          1999-3, Series 2000-1, Series 2000-3, Series 2001-1,
          Series 2001-2, Series 2001-3, Series 2001-4, Series 2001-5,
          Series 2001-6, Series 2002-1, Series 2002-2, Series 2002-3,
          Series 2002-4, Series 2002-5, Series 2002-6, Series 2002-7,
          Series 2002-8, Series 2003-1, Series 2003-2 and Series 2003-3
 ------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                       333-74303
                                       333-68236
                                       333-83484
                                       333-84400
        United States                  333-103210                 22-2382028
----------------------------    -------------------------    -------------------
(State or other jurisdiction    (Commission File Numbers)       (IRS Employer
of incorporation)                                            Identification No.)


White Clay Center, Building 200, Newark, DE                            19711
---------------------------------------------------------         -------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of a number of outstanding Series of Chase Credit Card Owner Trusts. Each Series of Chase Credit Card Owner Trusts issued multiple series of Asset Backed Notes under the related Indenture.

         On August 15, 2003, JPMorgan Chase Bank (f/k/a The Chase Manhattan
Bank), as Paying Agent, distributed monthly interest to the holders of the Notes of Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2,
Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6, Series 2002-1,
Series 2002-2, Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6,
Series 2002-7, Series 2002-8, Series 2003-1, Series 2003-2 and Series 2003-3.
The Paying Agent furnished copies of the monthly reports for each of the above referenced Series to such holders including the information required by Section
7.3 of the related Indenture. Copies of the statements provided to the holders of the Notes are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1 Monthly Statements to Noteholders with respect to the August 15, 2003 distribution.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 15, 2003

                                              By: CHASE MANHATTAN BANK USA,
                                              NATIONAL ASSOCIATION
                                              as Administrator


                                              By:  /s/ Patricia M. Garvey
                                              ---------------------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President



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                        INDEX TO EXHIBITS
                        -----------------

Exhibit No.             Description
------------            -----------
20.1                    Monthly Statements to Noteholders dated
                        August 15, 2003